Exhibit 10.2

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 13D

                    UNDER THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )*

                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
                    ----------------------------------------
                                (Name of Issuer)

                         COMMON STOCK, $0.001 PAR VALUE
                    ----------------------------------------
                         (Title of Class of Securities)

                                    53184M108
                              --------------------
                                 (CUSIP Number)

                          Hartke & Hartke Law Officer
                          Wayne Hartke, Esq.
                          7637 Leesburg Pike Suite #200
                          Falls Church, Va 22043
                          Phone (703-734-2810)
             -----------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)

                                 August 4, 2003
              -----------------------------------------------------
             (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13D to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Sections 240.13d-1(e), 240.13d-1(f) or 240.13d.-1(g), check the following box [_].

NOTE: Schedules filed in paper format shall include a signed original and five other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No.    53184M108
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1)   Names of Reporting  Persons/  I.R.S.  Identification  Nos. of Above Persons
     (entities only):

                DIAMOND RIDGE ADVISORS, INC. 65-1450-354

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2)   Check the Appropriate Box if a Member of a Group (See Instructions)

     (a)  [_]
     (b)  [_]
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3)   SEC Use Only

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4)   Sources of Funds (See Instructions):      00

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5)   Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d)
     or 2(e)

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6)   Citizenship or Place of Organization:      NORTH CAROLINA

Number of                  (7)  Sole Voting Power                          0
Shares Bene-
ficially                   (8)  Shared Voting Power                6,559,914 (1)
Owned by
Each Report-               (9)  Sole Dispositive Power                     0
ing Person
With                       (10)  Shared Dispositive Power          6,559,914 (1)

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11)  Aggregate Amount Beneficially Owned by Each Reporting Person: 6,559,914 (1)

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12)  Check if the  Aggregate  Amount in Row (11)  Excludes  Certain  Shares (See
     Instructions)

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13)  Percent of Class Represented by Amount in Row (11):     20% (1) (2)

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14)  Type of Reporting Person (See Instructions): CO


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


CUSIP No.    53184M108
----------------------------------------------------------------

1) Names of Reporting Persons/ I.R.S. Identification Nos. of Above Persons (entities only):

                DIAMOND RIDGE ADVISORS, INC. 65-1450-354 (3)

----------------------------------------------------------------

2)   Check the Appropriate Box if a Member of a Group (See Instructions)

     (a)  [_]
     (b)  [_]
-----------------------------------------------------------------

3)   SEC Use Only

-----------------------------------------------------------------

4)   Sources of Funds (See Instructions):      00

-----------------------------------------------------------------

5) Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e)

-----------------------------------------------------------------

6)   Citizenship or Place of Organization:      NORTH CAROLINA

Number of                  (7)  Sole Voting Power                          0
Shares Bene-
ficially                   (8)  Shared Voting Power                6,559,914 (1)
Owned by
Each Report-               (9)  Sole Dispositive Power                     0
ing Person
With                       (10)  Shared Dispositive Power          6,559,914 (1)

-----------------------------------------------------------------

11)  Aggregate Amount Beneficially Owned by Each Reporting Person: 6,559,914 (1)

-----------------------------------------------------------------

12) Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions)

-----------------------------------------------------------------

13)  Percent of Class Represented by Amount in Row (11):     20% (1) (2)

-----------------------------------------------------------------

14)  Type of Reporting Person (See Instructions): CO


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


CUSIP No.    53184M108
----------------------------------------------------------------

1) Names of Reporting Persons/ I.R.S. Identification Nos. of Above Persons (entities only):

                KENT W. TRUMBLE (4)

----------------------------------------------------------------

2)   Check the Appropriate Box if a Member of a Group (See Instructions)

     (a)  [_]
     (b)  [_]
-----------------------------------------------------------------

3)   SEC Use Only

-----------------------------------------------------------------

4)   Sources of Funds (See Instructions):      00

-----------------------------------------------------------------

5) Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e)

-----------------------------------------------------------------

6)   Citizenship or Place of Organization:      UNITED STATES

Number of                  (7)  Sole Voting Power                          0
Shares Bene-
ficially                   (8)  Shared Voting Power                6,559,914 (1)
Owned by
Each Report-               (9)  Sole Dispositive Power                     0
ing Person
With                       (10)  Shared Dispositive Power          6,559,914 (1)

-----------------------------------------------------------------

11)  Aggregate Amount Beneficially Owned by Each Reporting Person: 6,559,914 (1)

-----------------------------------------------------------------

12) Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions)

-----------------------------------------------------------------

13)  Percent of Class Represented by Amount in Row (11):     20% (1) (2)

-----------------------------------------------------------------

14)  Type of Reporting Person (See Instructions): IN


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



     (1) Beneficial Ownership of 6,559,914 shares of Common Stock reported hereunder is so being reported solely as a result of the acquisition of shares acquired through a subscription agreement based on a purchase price of $1.50 a share.

     (2) The 6,559,914 shares indicated represent 20% of the sum of (a) the outstanding shares of Common Stock of the Issuer as of February 28, 200303 as reported, by the Life Energy & Technology Holdings, Inc a Delaware Corporation the (`Issuer") in its Quarterly Report on Form 10-Q for the period ended February 28, 2003 plus shares that were issued by the Issuer from February 28, 2003 through July 7, 2003.

     (3) Solely in its capacity as the investment manager of Diamond Ridge Advisors, Inc.

     (4) Solely in his capacity as the Chief Executive Officer of Diamond Ridge Advisors, Inc.


ITEM 1. SECURITY AND ISSUER.

     This statement relates to the common stock, par value $0.001 per share (the "Common Stock"), of the Issuer. The Issuer's principal executive office is located at 2005 Beechgrove Place, Utica, New York 13501.


ITEM 2. IDENTITY AND BACKGROUND.

     This statement is being filed by Diamond Ridge Advisors, Inc , a corporation formed under the laws of the North Carolina ("Diamond"); Diamond Ridge Advisors Inc., a North Carolina corporation (the "Investment Manager"); and Kent W. Trumble, the "Reporting Persons").

     Diamond's principal business is the investment in the securities of private and public companies. The principal business address of Diamond is 154 Andrea Lane, Blowing Rock, North Carolina 28605.

     Kent W. Trumble is a Chief Executive Officer of Diamond. The present principal occupation is Chief Executive officer of Diamond.

     The Chief Executive Officer's principal function is the management of the investment and reinvestment of Diamond's assets. Mr. Trumble principal occupation is as the principal officer responsible for such investment activities.

     None of the persons or entities  named in this Item 2 has,  during the last
five  years,  been  convicted  in  a  criminal  proceeding   (excluding  traffic
violations or similar misdemeanors).

     None of the persons or entities named in this Item 2 has, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

     Kent W. Trumble is a citizen of the United States.

ITEM 3. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     On July 16, 2003, the Issuer entered into a securities purchase agreement with Diamond ("Subscription Agreement"), pursuant to which, (1) Diamond purchased under a the Subscription Agreement 6,599,914 shares of common stock price at $1.50 for a total price of $9,839,871.

     The Shares sold hereby shall have Pre-Emptive rights for a period of 5 years from the date of this Subscription Agreement, most specifically the Company represents, agrees and warrants to offer during such 5 year period to the owner of the Shares the right to purchase that number of shares to maintain its proportion interest in the Company as exists as of the date of Subscription Agreement.

     Diamond has an agreement to fund under a loan agreement either directly or indirectly through a joint venture biospheres processing system placed in the United States. Diamond has a first right of refusal under this loan agreement for the Issuer in addition to the share purchase agreement.


 ITEM 4. PURPOSE OF TRANSACTION.

     The securities covered by this statement were acquired by the Reporting Persons for investment purposes. However, the Reporting Persons intend to closely monitor the operations of the Issuer, and will continue to evaluate the investment in the securities covered by this statement based on the Issuer's financial conditions, results of operations. In particular, the Reporting Persons may, at any time and from time to time acquire additional shares of Common Stock.

     Except as described in this Item 4 or elsewhere in this Schedule 13D, the Reporting Persons currently have no plans or intentions which would result in or relate to any of the transactions described in subparagraphs (a) through (j) of
Item 4 of Schedule 13D.


ITEM 5. INTEREST IN SECURITIES OF THE ISSUER.

     Because Kent W. Trumble is the Chief Executive Officer with regard to Diamond's assets, the Investment Manager may be deemed to beneficially own the shares of Common Stock beneficially owned by Diamond. Because Kent W. Trumble is a stockholder of Diamond, he may be deemed to beneficially own the shares of Common Stock deemed beneficially owned by the Investment Manager. Kent W. Trumbul disclaims beneficial ownership of the Common Stock beneficially owned by Diamond except to the extent of their actual individual pecuniary interest therein.

     Based upon the information contained in the Issuer's Form 10-Q for the quarter ended February 28, 2003 that there were 19,841,893 shares of Common Stock issued and outstanding as of February 28, 2003 in addition the company issued an additional 6,297,762 for a total of 26,239,655, each Reporting Person owns or may be deemed to own 20% of the outstanding shares of Common Stock.

     Except as set forth above, none of the Reporting Persons beneficially owns any shares of Common Stock.

ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

     Except as described in Items 3 and Item 5 of this Schedule 13D, none of the Reporting Persons has any contract, arrangement, understanding or relationship (legal or otherwise) with any person with respect to any securities of the Issuer, including, but not limited to, the transfer or voting of any of the securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or Losses, or the giving or withholding of proxies.

ITEM 7. MATERIAL TO BE FILED AS EXHIBITS.

     Not Applicable.


                               SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date:  August 4, 2003                    DIAMOND RIDGE ADVISORS, Inc.

                                        By:  DIAMOND RIDGE ADVISORS, INC.

                                        By: /s/ Kent W. Trumble
                                           ----------------------------
                                            Kent W. Trumble
                                            Chief Executive Officer